Exhibit 10.14

AMENDMENT NO. 1

TO

LEASE SCHEDULE NO. 001

TO

MASTER LEASE AGREEMENT NO. OFI0645215

Reference is made to Lease Schedule No. 001 dated November 21, 2014 (the “Schedule”) between ONSET FINANCIAL, INC. (the “Lessor”) and Tropicana Las Vegas, Inc. (the “Lessee”) to Master Lease Agreement No. OFI0645215 dated November 21, 2014 (the “Master Lease”). The Schedule as it incorporates the terms and conditions of the Master Lease, is referred to herein collectively as, the “Lease”. Pursuant to the Lease, Lessor has agreed to purchase and lease to Lessee property specified in the Lease. All capitalized terms used herein but not defined herein shall have the same meanings ascribed to them in the Lease.

The Schedule as originally signed was based on Property with a Total Property Cost Not To Exceed $3,000,000.00. The revised Total Property Cost is $4,000,000.00. Based on the increased Property Cost, the Schedule is hereby amended effective the date hereof by deleting Sections 4, and 8 and replacing them with the following:

SECTION 4     TOTAL PROPERTY COST NOT TO EXCEED: $4,000,000.00. Lessee is not obligated to draw down the entire Total Property Cost.

SECTION 8     DEPOSIT: $136,000.00. Provided no Event of Default has occurred under the Lease, the Deposit shall be applied to the last Monthly Rental, plus applicable sales/use and property tax

All other terms and conditions of the Lease shall remain in full force and effect without change.

Dated: February 10, 2015

LESSOR:		LESSEE:

ONSET FINANCIAL, INC.		TROPICANA LAS VEGAS, INC.

BY:	/s/ Nancy Eggan	BY:	/s/ Joanne M. Beckett
	Nancy Eggan		Joanne M. Beckett
TITLE:	Sr. Vice President	TITLE:	VP/General Counsel/Secretary

EXHIBIT B

STIPULATED LOSS SCHEDULE

DATED FEBRUARY 10, 2015

TO

LEASE SCHEDULE NO. 001

DATED NOVEMBER 21, 2014, AS AMENDED

TO

MASTER LEASE AGREEMENT NO. OFI0645215

STIPULATED LOSS VALUE TABLE

	TOTAL			TOTAL
AFTER	STIPULATED	STIPULATED	AFTER	STIPULATED	STIPULATED
MONTHLY	LOSS	LOSS	MONTHLY	LOSS	LOSS
PAYMENT	VALUE	PERCENTAGE	PAYMENT	VALUE	PERCENTAGE

0	$5,520,000	138.00%	16	$3,433,935	85.85%
1	$5,407,147	135.18%	17	$3,296,977	82.42%
2	$5,274,145	131.85%	18	$3,160,058	79.00%
3	$5,141,069	128.53%	19	$3,023,177	75.58%
4	$5,007,919	125.20%	20	$2,886,334	72.16%
5	$4,874,696	121.87%	21	$2,757,816	68.95%
6	$4,773,367	119.33%	22	$2,619,898	65.50%
7	$4,638,024	115.95%	23	$2,482,075	62.05%
8	$4,502,663	112.57%	24	$2,344,349	58.61%
9	$4,367,284	109.18%	25	$2,206,718	55.17%
10	$4,231,886	105.80%	26	$2,069,183	51.73%
11	$4,096,469	102.41%	27	$1,931,744	48.29%
12	$3,961,033	99.03%	28	$1,794,401	44.86%
13	$3,825,579	95.64%	29	$1,657,844	41.45%
14	$3,707,965	92.70%	30	$1,520,000	38.00%
15	$3,570,931	89.27%	and thereafter

This Stipulated Loss Schedule replaces and supercedes any and all Stipulated Loss Schedules signed previously in connection with Lease Schedule No. 001

The Stipulated Loss Value for any item of lost, damaged or destroyed Property shall be the Lessor's original cost of such item of Property multiplied by the Stipulated Loss Percentage indicated in the above table which corresponds to the month of the Lease after the Commencement Date in which the last Monthly Rental payment was made. In the event of a total loss or destruction, the Stipulated Loss Value for all lost or damaged Property shall be equal to the percentage or dollar amount, as the case may be, listed under the Total Stipulated Loss Value indicated above which corresponds to the month of the Lease after the Commencement Date in which the last Monthly Rental payment was made. If a partial or total loss occurs at any time prior to the Commencement Date of the Lease, then the Stipulated Loss Value shall be equal to 138% of the total amount funded. In the event the Lease is continued for any reason, then the last percentage or dollar amount, as the case may be, shown above shall control throughout any such continued term.

In the event of default under the Lease, Lessor may, in addition to all other remedies available to it under the Lease, recover the dollar amount listed under the Total Stipulated Loss Value indicated above as of the Monthly Rental payment date immediately preceding the date of the default, or in the event of a default under the Master Progress Payment Agreement, Lessor may recover an amount equal to 138% of the total amount funded.

LESSOR:		LESSEE:

ONSET FINANCIAL, INC.		TROPICANA LAS VEGAS, INC.

BY:	/s/ Nancy Eggan	BY:	/s/ Joanne M. Beckett
Nancy Eggan		Joanne M. Beckett
TITLE: Sr. Vice President		TITLE: VP/General Counsel/Secretary